UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Western Asset High Income Fund Inc. (HIF)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Board approval of management and subadvisory agreements	33

Additional shareholder information	41

Dividend reinvestment plan	42

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Western Asset High Income Fund Inc.	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk

II	Western Asset High Income Fund Inc.

aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 1.90%.

The high-yield bond market produced outstanding results over the six months ended June 30, 2009. After generating poor results in 2008, the asset class posted positive returns during five of the six months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the six months ended June 30, 2009, the Citigroup High Yield Market Indexv returned 28.60%.

Emerging market debt prices rallied sharply—posting positive returns during five of the six months of the reporting period. This was triggered by firming and, in some cases, rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the six months ended June 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 14.56%.

Performance review

For the six months ended June 30, 2009, Western Asset High Income Fund Inc. returned 28.64% based on its net asset value (“NAV”)vii and 37.40% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii and the EMBI Global, returned 30.92% and 14.56%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageix returned 18.41% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.43 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$7.75 (NAV)	28.64%
$7.70 (Market Price)	37.40%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset High Income Fund Inc.	III

Letter from the chairman continued

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

IV	Western Asset High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 31, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 5 funds in the Fund’s Lipper category.

Western Asset High Income Fund Inc.	V

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 88.1%
CONSUMER DISCRETIONARY — 15.7%
	Auto Components — 0.4%
160,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$ 112,800
55,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	18,425
	Visteon Corp., Senior Notes:
241,000	8.250% due 8/1/10(c)	8,435
253,000	12.250% due 12/31/16(a)(c)	10,120
	Total Auto Components	149,780
	Automobiles — 0.3%
	General Motors Corp.:
440,000	Notes, 7.200% due 1/15/11(c)	57,200
525,000	Senior Debentures, 8.375% due 7/15/33(c)	69,563
	Total Automobiles	126,763
	Diversified Consumer Services — 1.0%
320,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	314,400
	Service Corp. International, Senior Notes:
55,000	7.625% due 10/1/18	51,287
60,000	7.500% due 4/1/27	47,400
	Total Diversified Consumer Services	413,087
	Hotels, Restaurants & Leisure — 5.3%
125,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	128,125
	Boyd Gaming Corp., Senior Subordinated Notes:
25,000	6.750% due 4/15/14	20,375
40,000	7.125% due 2/1/16	29,850
330,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	275,550
60,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	58,500
130,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	70,850
	El Pollo Loco Inc.:
225,000	Senior Notes, 11.750% due 11/15/13	181,125
65,000	Senior Secured Notes, 11.750% due 12/1/12(a)	66,950
280,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	266,000
130,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	101,400
295,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)	119,475

See Notes to Financial Statements.

2	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 5.3% continued
	MGM MIRAGE Inc.:
5,000	Senior Notes, 8.500% due 9/15/10	$ 4,563
	Senior Secured Notes:
15,000	10.375% due 5/15/14(a)	15,638
40,000	11.125% due 11/15/17(a)	42,600
290,000	Senior Subordinated Notes, 8.375% due 2/1/11	233,450
145,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.375% due 7/15/09	141,737
66,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	65,010
95,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	58,425
	Snoqualmie Entertainment Authority, Senior Secured Notes:
75,000	5.384% due 2/1/14(a)(d)	36,375
15,000	9.125% due 2/1/15(a)	7,875
	Station Casinos Inc.:
	Senior Notes:
215,000	6.000% due 4/1/12(c)(e)	75,250
90,000	7.750% due 8/15/16(c)(e)	31,500
	Senior Subordinated Notes:
175,000	6.500% due 2/1/14(c)(e)	4,375
20,000	6.625% due 3/15/18(c)(e)	500
90,000	Wendy’s/Arby’s Restaurants LLC, Senior Notes, 10.000% due 7/15/16(a)	86,512
	Total Hotels, Restaurants & Leisure	2,122,010
	Household Durables — 1.5%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	14,400
220,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	191,400
260,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	258,700
130,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	122,200
	Total Household Durables	586,700
	Leisure Equipment & Products — 0.1%
45,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	45,000
	Media — 5.2%
	Affinion Group Inc.:
	Senior Notes:
120,000	10.125% due 10/15/13(a)	111,600
35,000	10.125% due 10/15/13	32,550
400,000	Senior Subordinated Notes, 11.500% due 10/15/15	344,000
30,000	AMC Entertainment Inc., Senior Notes, 8.750% due 6/1/19(a)	28,350

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Media — 5.2% continued
	CCH I LLC/CCH I Capital Corp.:
90,000	Senior Notes, 11.000% due 10/1/15(c)(e)	$ 10,800
636,000	Senior Secured Notes, 11.000% due 10/1/15(c)(e)	79,500
90,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)(e)	94,950
	Cengage Learning Acquisitions Inc.:
170,000	Senior Notes, 10.500% due 1/15/15(a)	138,550
60,000	Senior Subordinated Notes, step bond to yield 13.496% due 7/15/15(a)	44,100
45,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(e)	675
50,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(e)	400
280,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(e)	291,200
150,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	148,125
35,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 7.625% due 5/15/16	34,213
	DISH DBS Corp., Senior Notes:
90,000	6.625% due 10/1/14	83,250
25,000	7.750% due 5/31/15	23,938
140,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	137,200
300,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	9,375
	Univision Communications Inc.:
50,000	Senior Notes, 7.850% due 7/15/11	49,500
185,000	Senior Secured Notes, 12.000% due 7/1/14(a)	182,687
65,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	62,156
	Virgin Media Finance PLC, Senior Notes:
100,000	9.125% due 8/15/16	96,750
70,000	9.500% due 8/15/16	69,300
	Total Media	2,073,169
	Multiline Retail — 0.7%
25,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	27,125
	Neiman Marcus Group Inc.:
399,506	Senior Notes, 9.000% due 10/15/15(b)	237,706
30,000	Senior Secured Notes, 7.125% due 6/1/28	18,300
	Total Multiline Retail	283,131
	Specialty Retail — 0.6%
175,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	84,875

See Notes to Financial Statements.

4	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Specialty Retail — 0.6% continued
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	$ 75,375
15,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	14,395
75,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	63,375
	Total Specialty Retail	238,020
	Textiles, Apparel & Luxury Goods — 0.6%
225,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15(a)	223,875
	TOTAL CONSUMER DISCRETIONARY	6,261,535
CONSUMER STAPLES — 1.7%
	Food Products — 0.5%
	Dole Food Co. Inc., Senior Notes:
180,000	7.250% due 6/15/10	178,200
35,000	8.875% due 3/15/11	34,300
	Total Food Products	212,500
	Household Products — 0.4%
65,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	61,100
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	103,688
	Total Household Products	164,788
	Tobacco — 0.8%
	Alliance One International Inc., Senior Notes:
35,000	8.500% due 5/15/12	34,737
130,000	11.000% due 5/15/12	136,500
150,000	10.000% due 7/15/16(a)	142,875
	Total Tobacco	314,112
	TOTAL CONSUMER STAPLES	691,400
ENERGY — 12.6%
	Energy Equipment & Services — 0.5%
110,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	94,600
150,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	133,125
	Total Energy Equipment & Services	227,725
	Oil, Gas & Consumable Fuels — 12.1%
170,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	117,300
360,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	293,400
90,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	91,350
	Chesapeake Energy Corp., Senior Notes:
95,000	6.625% due 1/15/16	83,837
55,000	6.500% due 8/15/17	46,475
315,000	7.250% due 12/15/18	275,625

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.1% continued
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	$ 50,738
80,000	Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	80,200
389,623	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.131% due 4/15/10(a)(b)(d)	227,929
	El Paso Corp.:
230,000	Medium-Term Notes, 7.800% due 8/1/31	188,763
200,000	Notes, 7.875% due 6/15/12	197,178
35,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	34,650
	Enterprise Products Operating LLP:
120,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	96,720
75,000	Subordinated Notes, 7.034% due 1/15/68(d)	55,393
210,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	204,750
135,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	133,312
245,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	173,950
100,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	92,750
140,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(a)	125,300
	Mariner Energy Inc., Senior Notes:
85,000	7.500% due 4/15/13	77,775
45,000	8.000% due 5/15/17	37,575
100,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	87,000
	OPTI Canada Inc., Senior Secured Notes:
35,000	7.875% due 12/15/14	22,838
115,000	8.250% due 12/15/14	76,475
135,000	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14	97,875
255,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	230,949
145,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	145,000
	Petroplus Finance Ltd., Senior Notes:
75,000	6.750% due 5/1/14(a)	64,875
60,000	7.000% due 5/1/17(a)	50,100
110,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	113,575
165,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	171,600
500,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	451,250
335,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	15,075
40,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16	34,100

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 12.1% continued
150,000		Teekay Corp., Senior Notes, 8.875% due 7/15/11	$ 149,625
10,000		Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	10,525
130,000		VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	15,763
115,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	89,125
		Whiting Petroleum Corp., Senior Subordinated Notes:
135,000		7.250% due 5/1/12	129,937
100,000		7.000% due 2/1/14	93,250
100,000		Williams Cos. Inc., Notes, 7.875% due 9/1/21	98,690
		Total Oil, Gas & Consumable Fuels	4,832,597
		TOTAL ENERGY	5,060,322
FINANCIALS — 11.7%
		Capital Markets — 0.1%
140,000		Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	21,350
		Commercial Banks — 2.4%
1,224,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10	25,523
140,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(d)	109,494
140,000		Rabobank Nederland NV, Notes, 11.000% due 6/30/19(a)(d)(f)	156,145
		Royal Bank of Scotland Group PLC:
30,000		Subordinated Bonds, 5.050% due 1/8/15	23,542
75,000		Subordinated Notes, 5.000% due 11/12/13	61,832
		RSHB Capital, Loan Participation Notes:
150,000		Notes, 9.000% due 6/11/14(a)	152,250
70,000		Secured Notes, 7.175% due 5/16/13(a)	66,850
140,000		Senior Secured Notes, 6.299% due 5/15/17(a)	121,100
235,000		Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(d)(f)	195,199
55,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(d)(f)	53,257
		Total Commercial Banks	965,192
		Consumer Finance — 5.0%
300,000		FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	289,500
		Ford Motor Credit Co.:
100,000		Notes, 7.875% due 6/15/10	95,007
		Senior Notes:
117,000		5.879% due 6/15/11(d)	101,644
190,000		9.875% due 8/10/11	175,839
50,000		3.889% due 1/13/12(d)	38,750
900,000		12.000% due 5/15/15	842,493

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Consumer Finance — 5.0% continued
	GMAC LLC:
	Senior Notes:
100,000	6.500% due 10/15/09(a)	$ 99,385
532,000	8.000% due 11/1/31(a)	377,720
15,000	Subordinated Notes, 8.000% due 12/31/18(a)	9,675
	Total Consumer Finance	2,030,013
	Diversified Financial Services — 3.1%
15,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(d)(f)	12,546
135,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	93,825
	CIT Group Inc., Senior Notes:
50,000	4.125% due 11/3/09	47,400
175,000	0.759% due 3/12/10(d)	149,078
120,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	125,700
195,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(d)(f)	171,118
	Leucadia National Corp., Senior Notes:
120,000	8.125% due 9/15/15	109,200
40,000	7.125% due 3/15/17	32,700
210,000	TNK-BP Finance SA, Senior Notes, 7.500% due 7/18/16(a)	180,075
115,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.530% due 10/1/15	112,700
205,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	197,313
	Total Diversified Financial Services	1,231,655
	Insurance — 0.5%
	American International Group Inc.:
270,000	Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	77,098
130,000	Senior Notes, 5.450% due 5/18/17	68,519
60,000	MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	48,719
	Total Insurance	194,336
	Real Estate Investment Trusts (REITs) — 0.2%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	3,175
40,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	34,800
35,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	31,500
	Total Real Estate Investment Trusts (REITs)	69,475
	Real Estate Management & Development — 0.4%
54,600	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(e)(g)	20,475

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Real Estate Management & Development — 0.4% continued
	Realogy Corp.:
220,000	Senior Notes, 10.500% due 4/15/14	$ 96,250
195,000	Senior Subordinated Notes, 12.375% due 4/15/15	55,575
17,423	Senior Toggle Notes, 11.000% due 4/15/14(b)	5,575
	Total Real Estate Management & Development	177,875
	TOTAL FINANCIALS	4,689,896
HEALTH CARE — 6.3%
	Health Care Equipment & Supplies — 0.5%
	Biomet Inc., Senior Notes:
170,000	11.125% due 10/15/17(b)(d)	165,325
30,000	11.625% due 10/15/17	29,550
	Total Health Care Equipment & Supplies	194,875
	Health Care Providers & Services — 5.8%
305,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	205,875
	DaVita Inc.:
90,000	Senior Notes, 6.625% due 3/15/13	85,275
145,000	Senior Subordinated Notes, 7.250% due 3/15/15	137,025
	HCA Inc.:
125,000	Debentures, 7.500% due 12/15/23	82,047
5,000	Senior Notes, 6.250% due 2/15/13	4,400
436,000	Senior Secured Notes, 9.625% due 11/15/16(b)	432,730
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	197,000
	Tenet Healthcare Corp.:
	Senior Notes:
130,000	9.000% due 5/1/15(a)	131,625
260,000	10.000% due 5/1/18(a)	274,300
111,000	Senior Secured Notes, 8.875% due 7/1/19(a)	112,110
	Universal Hospital Services Inc., Senior Secured Notes:
50,000	4.635% due 6/1/15(d)	40,500
190,000	8.500% due 6/1/15(b)	180,025
317,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(b)(d)	268,657
180,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(a)	179,550
	Total Health Care Providers & Services	2,331,119
	Pharmaceuticals — 0.0%
465,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	2,325
	TOTAL HEALTH CARE	2,528,319

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
INDUSTRIALS — 10.9%
	Aerospace & Defense — 0.7%
	Hawker Beechcraft Acquisition Co., Senior Notes:
125,000	8.500% due 4/1/15	$ 65,000
435,000	8.875% due 4/1/15(b)	184,875
6,632	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(c)(e)(g)	0
40,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	36,500
	Total Aerospace & Defense	286,375
	Airlines — 2.0%
	Continental Airlines Inc., Pass-Through Certificates:
47,712	8.312% due 4/2/11	39,124
65,000	7.339% due 4/19/14	46,800
500,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	292,500
	Delta Air Lines Inc., Pass-Through Certificates:
90,000	7.711% due 9/18/11	75,600
96,291	8.954% due 8/10/14	64,034
363,024	6.821% due 8/10/22	301,310
	Total Airlines	819,368
	Building Products — 1.8%
	Associated Materials Inc.:
305,000	Senior Discount Notes, 11.250% due 3/1/14	135,725
210,000	Senior Subordinated Notes, 9.750% due 4/15/12	184,800
	GTL Trade Finance Inc.:
130,000	7.250% due 10/20/17(a)	123,500
139,000	Senior Notes, 7.250% due 10/20/17(a)	132,050
100,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	80,750
295,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.878% due 3/1/14	25,075
30,000	Owens Corning Inc., Subordinated Notes, 9.000% due 6/15/19	29,146
	Total Building Products	711,046
	Commercial Services & Supplies — 3.0%
425,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	433,932
280,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	270,200
	RSC Equipment Rental Inc.:
240,000	Senior Notes, 9.500% due 12/1/14	193,800
90,000	Senior Secured Notes, 10.000% due 7/15/17(a)(g)	90,000
260,000	US Investigations Services Inc., Senior Subordinated Notes, 11.750% due 5/1/16(a)	201,500
	Total Commercial Services & Supplies	1,189,432

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Construction & Engineering — 0.2%
100,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	$ 99,500
	Machinery — 0.3%
60,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	52,650
	Terex Corp.:
25,000	Senior Notes, 10.875% due 6/1/16	25,125
40,000	Senior Subordinated Notes, 8.000% due 11/15/17	30,950
	Total Machinery	108,725
	Road & Rail — 1.6%
20,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	17,900
	Kansas City Southern de Mexico, Senior Notes:
345,000	9.375% due 5/1/12	329,475
25,000	7.375% due 6/1/14	21,125
60,000	12.500% due 4/1/16(a)	61,200
30,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	33,150
200,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	194,000
	Total Road & Rail	656,850
	Trading Companies & Distributors — 1.0%
100,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	85,250
90,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	77,175
135,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	109,012
305,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	111,325
	Total Trading Companies & Distributors	382,762
	Transportation Infrastructure — 0.3%
	Swift Transportation Co., Senior Secured Notes:
140,000	8.633% due 5/15/15(a)(d)	46,900
205,000	12.500% due 5/15/17(a)	72,775
	Total Transportation Infrastructure	119,675
	TOTAL INDUSTRIALS	4,373,733
INFORMATION TECHNOLOGY — 1.7%
	Communications Equipment — 0.4%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	163,162
	IT Services — 0.8%
	Ceridian Corp., Senior Notes:
20,000	11.250% due 11/15/15	16,825
135,000	12.250% due 11/15/15(b)	98,043
150,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	107,250
105,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	97,519
	Total IT Services	319,637

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 0.4%
	Freescale Semiconductor Inc.:
	Senior Notes:
120,000	8.875% due 12/15/14	$61,200
52,469	9.125% due 12/15/14(b)	19,676
135,000	Senior Subordinated Notes, 10.125% due 12/15/16	46,575
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	19,850
	Total Semiconductors & Semiconductor Equipment	147,301
	Software — 0.1%
45,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	34,988
	TOTAL INFORMATION TECHNOLOGY	665,088
MATERIALS — 9.1%
	Chemicals — 0.5%
125,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	130,313
350,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16(c)(e)	36,750
45,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	43,200
	Total Chemicals	210,263
	Containers & Packaging — 0.9%
70,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	70,175
	Graham Packaging Co. LP:
50,000	Senior Notes, 8.500% due 10/15/12	48,500
30,000	Senior Subordinated Notes, 9.875% due 10/15/14	28,050
100,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(g)	0
70,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	71,575
	Solo Cup Co.:
55,000	Senior Secured Notes, 10.500% due 11/1/13(a)	55,412
100,000	Senior Subordinated Notes, 8.500% due 2/15/14	82,500
	Total Containers & Packaging	356,212
	Metals & Mining — 4.4%
	Evraz Group SA, Notes:
100,000	8.875% due 4/24/13(a)	82,500
100,000	9.500% due 4/24/18(a)	77,750
175,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	144,594
471,342	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(d)	262,184
310,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	237,150
150,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	167,003
370,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	303,400
	Teck Resources Ltd., Senior Secured Notes:
65,000	9.750% due 5/15/14(a)	67,340

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Metals & Mining — 4.4% continued
50,000	10.250% due 5/15/16(a)	$52,439
110,000	10.750% due 5/15/19(a)	118,432
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	70,042
100,000	6.875% due 11/21/36	95,201
100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	91,500
	Total Metals & Mining	1,769,535
	Paper & Forest Products — 3.3%
510,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	471,750
555,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(e)	191,475
200,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	195,000
	NewPage Corp., Senior Secured Notes:
335,000	7.278% due 5/1/12(d)	165,825
40,000	10.000% due 5/1/12	19,400
171,992	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13(b)(d)	20,639
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	144,000
120,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14(a)	110,400
	Total Paper & Forest Products	1,318,489
	TOTAL MATERIALS	3,654,499
TELECOMMUNICATION SERVICES — 9.9%
	Diversified Telecommunication Services — 6.6%
	Axtel SAB de CV, Senior Notes:
250,000	7.625% due 2/1/17(a)	200,625
10,000	7.625% due 2/1/17(a)	8,050
80,000	CC Holdings GS V LLC, Senior Notes, 7.750% due 5/1/17(a)	78,400
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	15,625
110,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(e)	11
45,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	46,125
40,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.455% due 2/1/15	36,000
	Intelsat Jackson Holdings Ltd., Senior Notes:
415,000	9.500% due 6/15/16(a)	419,150
400,000	11.500% due 6/15/16(a)	394,000
	Level 3 Financing Inc., Senior Notes:
235,000	12.250% due 3/15/13	224,425
170,000	9.250% due 11/1/14	140,250
100,000	5.474% due 2/15/15(d)	68,500

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 6.6% continued
165,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	$160,050
170,000	Qwest Corp., Debentures, 6.875% due 9/15/33	124,950
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	169,812
130,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	109,200
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	91,250
125,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	125,625
230,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	221,375
	Total Diversified Telecommunication Services	2,633,423
	Wireless Telecommunication Services — 3.3%
130,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	155,096
50,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	49,120
	MetroPCS Wireless Inc., Senior Notes:
55,000	9.250% due 11/1/14(a)	54,725
10,000	9.250% due 11/1/14	9,988
	Sprint Capital Corp., Senior Notes:
235,000	8.375% due 3/15/12	232,650
70,000	6.875% due 11/15/28	50,050
390,000	8.750% due 3/15/32	315,900
595,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	458,150
	Total Wireless Telecommunication Services	1,325,679
	TOTAL TELECOMMUNICATION SERVICES	3,959,102
UTILITIES — 8.5%
	Electric Utilities — 2.9%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	103,750
28,000	Enersis SA, Notes, 7.375% due 1/15/14	30,010
	Texas Competitive Electric Holdings Co. LLC, Senior Notes:
1,445,000	10.250% due 11/1/15	906,737
274,625	10.500% due 11/1/16(b)	127,701
	Total Electric Utilities	1,168,198
	Gas Utilities — 0.6%
260,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	240,500
	Independent Power Producers & Energy Traders — 5.0%
	AES Corp.:
70,000	Secured Notes, 8.750% due 5/15/13(a)	71,400

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 5.0% continued
	Senior Notes:
100,000	9.375% due 9/15/10	$101,500
340,000	8.000% due 10/15/17	317,900
	Dynegy Holdings Inc.:
180,000	Senior Debentures, 7.625% due 10/15/26	112,500
280,000	Senior Notes, 7.750% due 6/1/19	219,450
70,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	61,425
	Edison Mission Energy, Senior Notes:
150,000	7.750% due 6/15/16	123,000
120,000	7.200% due 5/15/19	90,000
155,000	7.625% due 5/15/27	99,975
391,800	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	240,957
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
49,199	9.125% due 6/30/17	48,830
58,458	10.060% due 12/30/28	56,192
110,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	106,150
	NRG Energy Inc., Senior Notes:
245,000	7.250% due 2/1/14	238,263
20,000	7.375% due 1/15/17	18,900
85,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	76,500
	Total Independent Power Producers & Energy Traders	1,982,942
	TOTAL UTILITIES	3,391,640
	TOTAL CORPORATE BONDS & NOTES (Cost — $41,859,555)	35,275,534
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, 10.875% due 3/15/19(c)(e)(g) (Cost — $493,850)	0
COLLATERALIZED SENIOR LOANS — 1.2%
CONSUMER DISCRETIONARY — 0.5%
	Auto Components — 0.5%
241,116	Allison Transmission Inc., Term Loan B, 3.169% due 8/7/14(d)	192,333
ENERGY — 0.7%
	Energy Equipment & Services — 0.4%
246,663	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	176,364

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 0.3%
		Ashmore Energy International:
16,243		Synthetic Revolving Credit Facility, 3.313% due 3/30/14(d)	$13,076
114,488		Term Loan, 3.598% due 3/30/14(d)	92,162
		Total Oil, Gas & Consumable Fuels	105,238
		TOTAL ENERGY	281,602
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $609,986)	473,935
CONVERTIBLE BONDS & NOTES — 1.0%
CONSUMER DISCRETIONARY — 0.8%
		Media — 0.8%
385,000		Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	300,300
INDUSTRIALS — 0.2%
		Marine — 0.2%
140,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	98,875
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $335,479)	399,175
SOVEREIGN BONDS — 4.0%
		Argentina — 0.6%
		Republic of Argentina:
409,000		Bonds, 7.000% due 9/12/13	232,244
65,000		GDP Linked Securities, 1.330% due 12/15/35(d)	2,405
		Total Argentina	234,649
		Brazil — 0.6%
527,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	248,646
		Indonesia — 0.4%
		Republic of Indonesia:
539,000,000	IDR	10.250% due 7/15/22	48,234
297,000,000	IDR	11.000% due 9/15/25	27,046
378,000,000	IDR	10.250% due 7/15/27	31,846
408,000,000	IDR	Bonds, 9.750% due 5/15/37	31,498
		Total Indonesia	138,624
		Panama — 0.6%
		Republic of Panama:
28,000		7.250% due 3/15/15	30,660
78,000		9.375% due 4/1/29	98,280
130,000		6.700% due 1/26/36	126,750
		Total Panama	255,690

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Peru — 0.1%
	Republic of Peru:
14,000	Bonds, 6.550% due 3/14/37	$13,650
8,000	Global Bonds, 7.350% due 7/21/25	8,600
	Total Peru	22,250
	Turkey — 1.0%
	Republic of Turkey:
12,000	7.000% due 6/5/20	12,030
417,000	Notes, 6.875% due 3/17/36	383,640
	Total Turkey	395,670
	Venezuela — 0.7%
	Bolivarian Republic of Venezuela:
12,000	8.500% due 10/8/14	8,580
386,000	5.750% due 2/26/16(a)	222,915
16,000	7.650% due 4/21/25	8,600
	Collective Action Securities:
53,000	9.375% due 1/13/34	33,390
28,000	Notes, 10.750% due 9/19/13	23,240
	Total Venezuela	296,725
	TOTAL SOVEREIGN BONDS (Cost — $2,058,183)	1,592,254
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc.(e)(g)*	0
382	Buffets Restaurant Holdings(g)*	344
	Total Hotels, Restaurants & Leisure	344
	Household Durables — 0.0%
4,203	Mattress Holding Corp.(e)(g)*	0
	TOTAL CONSUMER DISCRETIONARY	344
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc.(e)(g)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
1,091	Applied Extrusion Technologies Inc., Class B Shares(e)(g)*	2,455
	TOTAL COMMON STOCKS (Cost — $261,585)	2,799

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

June 30, 2009

WESTERN ASSET HIGH INCOME FUND INC.

SHARES	SECURITY	VALUE
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
290	Bank of America Corp., 7.250% (Cost — $286,835)	$242,449
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
1,000,000	Pillowtex Corp., 9.000% due 12/15/49(e)(g)* (Cost — $0)	0
PREFERRED STOCKS — 1.0%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking Inc., Cummulative Exchange, 13.000%(c)(e)(g)*	0
FINANCIALS — 1.0%
	Consumer Finance — 0.2%
138	Preferred Blocker Inc., 7.000%(a)	59,357
	Diversified Financial Services — 0.8%
10,700	Preferred Plus, Trust, Series FRD-1, 7.400%	122,515
14,800	Saturns, Series F 2003-5, 8.125%	204,832
	Total Diversified Financial Services	327,347
	TOTAL FINANCIALS	386,704
	TOTAL PREFERRED STOCKS (Cost — $468,394)	386,704
WARRANTS
WARRANTS — 0.0%
169	Buffets Restaurant Holdings, Expires 4/28/14(e)(g)*	0
1	Turbo Cayman Ltd., Expires 11/1/14(g)*	0
	TOTAL WARRANTS (Cost — $0)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $46,373,867)	38,372,850
FACE AMOUNT†
SHORT-TERM INVESTMENT‡ — 2.1%
	Repurchase Agreement — 2.1%
846,000	Morgan Stanley tri-party repurchase agreement dated 6/30/09, 0.030% due 7/1/09; Proceeds at maturity — $846,001; (Fully collateralized by U.S. government agency obligations, 4.25% due 12/12/18; Market Value — $866,356) (Cost — $846,000)	846,000
	TOTAL INVESTMENTS — 98.0% (Cost — $47,219,867#)	39,218,850
	Other Assets in Excess of Liabilities — 2.0%	796,380
	TOTAL NET ASSETS — 100.0%	$40,015,230

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

*  Non-income producing security.

†  Face amount denominated in U.S. dollars, unless otherwise noted.

(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)  Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)  Security is currently in default.

(d)  Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(e)  Illiquid security.

(f)  Security has no maturity date. The date shown represents the next call date.

(g)  Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

‡  Under Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#  Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	—	Brazilian Real
GDP	—	Gross Domestic Product
GMAC	—	General Motors Acceptance Corp.
IDR	—	Indonesian Rupiah
OJSC	—	Open Joint Stock Company
RUB	—	Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $47,219,867)	$39,218,850
Foreign currency, at value (Cost — $2,948)	3,194
Cash	299
Interest and dividends receivable	860,001
Receivable for securities sold	534,776
Prepaid expenses	14,922
Total Assets	40,632,042
LIABILITIES:
Payable for securities purchased	513,376
Investment management fee payable	22,924
Directors’ fees payable	2,702
Accrued expenses	77,810
Total Liabilities	616,812
TOTAL NET ASSETS	$40,015,230
NET ASSETS:
Par value ($0.001 par value; 5,160,432 shares issued and outstanding; 100,000,000 shares authorized)	$5,160
Paid-in capital in excess of par value	65,180,494
Undistributed net investment income	835,480
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(18,006,886)
Net unrealized depreciation on investments and foreign currencies	(7,999,018)
TOTAL NET ASSETS	$40,015,230
Shares Outstanding	5,160,432
Net Asset Value	$7.75

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$2,475,047
Dividends	39,187
Less: Foreign taxes withheld	(791)
Total Investment Income	2,513,443
EXPENSES:
Investment management fee (Note 2)	122,320
Audit and tax	33,253
Shareholder reports	27,590
Legal fees	17,258
Transfer agent fees	13,662
Stock exchange listing fees	10,549
Directors’ fees	5,995
Custody fees	3,790
Insurance	934
Miscellaneous expenses	6,882
Total Expenses	242,233
NET INVESTMENT INCOME	2,271,210
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(5,331,416)
Swap contracts	(33,502)
Foreign currency transactions	(9,980)
Net Realized Loss	(5,374,898)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	12,204,921
Swap contracts	25,805
Foreign currencies	(1,620)
Change in Net Unrealized Appreciation/Depreciation	12,229,106
NET GAIN ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	6,854,208
INCREASE IN NET ASSETS FROM OPERATIONS	$9,125,418

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	21

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$2,271,210	$4,400,626
Net realized loss	(5,374,898)	(3,301,328)
Change in net unrealized appreciation/depreciation	12,229,106	(16,290,193)
Increase (Decrease) in Net Assets From Operations	9,125,418	(15,190,895)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,189,096)	(4,266,792)
Decrease in Net Assets From Distributions to Shareholders	(2,189,096)	(4,266,792)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (15,837 and 3,882 shares reissued, respectively)	111,885	24,263
Increase in Net Assets From Fund Share Transactions	111,885	24,263
INCREASE (DECREASE) IN NET ASSETS	7,048,207	(19,433,424)
NET ASSETS:
Beginning of period	32,967,023	52,400,447
End of period*	$40,015,230	$32,967,023
* Includes undistributed net investment income of:	$835,480	$753,366

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31,

UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$6.41	$10.19	$10.88	$10.50	$10.72	$10.47
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.44	0.86	0.79	0.72	0.70	0.72
Net realized and unrealized gain (loss)	1.33	(3.81)	(0.74)	0.35	(0.21)	0.41
Total income (loss) from operations	1.77	(2.95)	0.05	1.07	0.49	1.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.83)	(0.74)	(0.69)	(0.71)	(0.88)
Total distributions	(0.43)	(0.83)	(0.74)	(0.69)	(0.71)	(0.88)
NET ASSET VALUE, END OF PERIOD	$7.75	$6.41	$10.19	$10.88	$10.50	$10.72
MARKET PRICE, END OF PERIOD	$7.70	$5.96	$8.99	$9.86	$8.99	$10.23
Total return, based on NAV[2,3]	28.64%	(30.63)%	0.37%	10.57%[4]	4.80%	11.53%
Total return, based on Market Price[3]	37.40%	(26.23)%	(1.64)%	17.97%	(5.29)%	(2.70)%
NET ASSETS, END OF PERIOD (000s)	$40,015	$32,967	$52,400	$55,920	$53,968	$55,106
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.39%[5]	1.22%	1.09%	1.21%	1.30%	1.41%
Net expenses	1.39 [5]	1.22	1.09	1.21 [6]	1.30	1.41
Net investment income	13.00 [5]	9.61	7.40	6.81	6.66	7.01
PORTFOLIO TURNOVER RATE	41%	46%	78%	89%	46%	56%

[1]	For the six months ended June 30, 2009 (unaudited).
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[5]	Annualized.
[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Western Asset High Income Fund Inc. Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$35,165,059	$110,475	$35,275,534
Asset-backed security	—	—	0	0
Collateralized senior loans	—	473,935	—	473,935
Convertible bonds & notes	—	399,175	—	399,175
Sovereign bonds	—	1,592,254	—	1,592,254
Common stocks:
Consumer discretionary	—	—	344	344
Information technology	—	—	0	0
Materials	—	—	2,455	2,455
Convertible preferred stocks:
Financials	$242,449	—	—	242,449
Escrowed shares:
Consumer discretionary	—	—	0	0
Preferred stocks:
Consumer discretionary	—	—	0	0
Financials	327,347	59,357	—	386,704
Warrants	—	—	0	0
Total Long-term investments	$569,796	$37,689,780	$113,274	$38,372,850
Short-term investment†	—	846,000	—	846,000
Total investments	$569,796	$38,535,780	$113,274	$39,218,850

†  See Schedule of Investments for additional detailed categorizations.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS		PREFERRED STOCKS
	CORPORATE BONDS AND NOTES	ASSET- BACKED SECURITY	CONSUMER DISCRETIONARY	MATERIALS	CONSUMER DISCRETIONARY	FINANCIALS	WARRANTS	TOTAL
Balance as of December 31, 2008	$ 92,144	$ 0	$ 0	$ 2,455	$ 0	$ 0	$ 0	$ 94,599
Accrued premiums/ discounts	2,092	—	—	—	—	—	—	2,092
Realized gain/ (loss)	(766,250)	—	(383,530)	—	(4,025)	(287)	(4,962)	(1,159,054)[1]
Change in unrealized appreciation (depreciation)	782,328	—	383,874	—	4,025	287	4,962	1,175,476 [2]
Net purchases (sales)	77,561	—	—	—	—	—	—	77,561
Net transfers in and/or out of Level 3	(77,400)	—	—	—	—	—	—	(77,400)
Balance as of June 30, 2009	$ 110,475	$ 0	$ 344	$ 2,455	$ 0	—	$ 0	$ 113,274
Net unrealized appreciation (depreciation) for investments in securities still held at June 30, 2009	$ (99,726)	$(493,850)	$(227,178)	$(31,608)	$(4,880)	—	$ 0	$ (857,242)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items

26	Western Asset High Income Fund Inc. Fund 2009 Semi-Annual Report

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the

28	Western Asset High Income Fund Inc. Fund 2009 Semi-Annual Report

meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”), is the Fund’s subadviser. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in London (“Western Asset Limited”) serve as additional subadvisers to the Fund. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Effective February 3, 2009, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

30	Western Asset High Income Fund Inc. Fund 2009 Semi-Annual Report

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,982,767
Sales	14,386,426

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 1,542,311
Gross unrealized depreciation	(9,543,328)
Net unrealized depreciation	$(8,001,017)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2009, the Fund did not hold any derivative instruments.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(33,502)	—	$(33,502)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$25,805	—	$ 25,805

5. Distributions subsequent to June 30, 2009

On May 26, 2009, the Fund’s Board declared distributions in the amount of $0.0750 per share, payable on July 31, 2009 and August 28, 2009 to shareholders of record on July 24, 2009 and August 21, 2009, respectively.

Western Asset High Income Fund Inc. 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

On August 13, 2009, the Fund’s Board declared three distributions in the amount of $0.750 per share, payable September 25, 2009, October 30, 2009 and November 27, 2009 to shareholders of record on September 18, 2009, October 23, 2009 and November 20, 2009, respectively.

6. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $11,395,406, of which $7,746,695 expires in 2009, $1,248,443 expires in 2010 and $2,400,268 expires in 2016. These amounts will be available to offset any future taxable capital gains.

32	Western Asset High Income Fund Inc. Fund 2009 Semi-Annual Report

Board approval of management and subadvisory agreements

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset” or the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by each of the Manager and the Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

Western Asset High Income Fund Inc.	33

Board approval of management and subadvisory agreements continued

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management and sub-advisory agreements

In its deliberations regarding renewal of the Management and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end nonleveraged high current yield funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of five funds for the 1-year period ended June 30, 2008 and four funds for the 3-, 5- and 10- year periods ended June 30, 2008. The Board noted that it had received and discussed with the Manager and Subadviser

34	Western Asset High Income Fund Inc.

information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 10-year periods ended June 30, 2008 in each case was ranked first among the funds in the Performance Universe for that period and that its performance for the 3- and 5-year periods ended June 30, 2008 in each case was ranked second among the funds in the Performance Universe for that period. Among other things, the Board noted that the small number of funds in the Performance Universe, which included other funds managed by the Subadviser, made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmarks and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and Sub-Advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and four other closed-end nonleveraged high current yield funds, as classified by Lipper. The Expense Universe funds, which included two other funds managed by the Subadviser, had assets ranging from the Fund’s $55 million to $535.5 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waiver implemented by the Manager and by managers of the other funds in the Expense Universe), was ranked second among the five funds in the Expense Universe but that its actual total expenses ranked fourth among the five funds. The Board considered the Manager’s belief that the small number of funds, all but one of which were managed by the

Western Asset High Income Fund Inc.	35

Board approval of management and subadvisory agreements continued

Subadviser, and the varying size of the funds in the Expense Universe made meaningful comparisons difficult. The Manager noted that the Fund was the smallest fund in the Expense Universe.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management and Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had declined slightly over the period covered by the analysis and that the Fund was not profitable to the Manager during that period. The Manager explained to the Board that the Fund was not profitable largely because of its small size.

36	Western Asset High Income Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund Inc.	37

Board approval of management and subadvisory agreements continued

Board approval of new non-U.S. sub-advisory agreements

Certain additional investment advisory arrangements between Western Asset and non-U.S. affiliates of Western Asset were approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved sub-advisory agreements (the “Non-U.S. Sub-Advisory Agreements”) between Western Asset and each of Western Asset Management Company Limited in London and Western Asset Management Company Pte. Ltd. (Singapore) (together, the “Non-U.S. Subadvisers”) for initial terms of two years. After its initial term, each Non-U.S. Sub-Advisory Agreements will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding the Non-U.S. Subadvisers and their proposed roles in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements. The Manager noted that the Sub-Advisory Agreement authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and the Non-U.S. Subadvisers. Among other things, the Manager advised that all investment personnel of the Non-U.S. Subadvisers reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that other personnel of the Non-U.S. Subadvisers, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. The Non-U.S. Subadvisers have been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. The Non-U.S. Subadvisers have access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements that the Non-U.S. Subadvisers, among other things, would offer a local presence, along with trading and investment expertise, in their respective regions and would be expected to provide related operational efficiencies.

The Manager and Western Asset assured the Board that appointment of the Non-U.S. Subadvisers would not result in any material change in the nature,

38	Western Asset High Income Fund Inc.

scope or quality of investment advisory services provided to the Fund. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance programs and policies and procedures of the Non-U.S. Subadvisers with the Board and provided assurances that such programs, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreements are substantially the same as the terms and conditions of the Sub-Advisory Agreement and that Western Asset would be responsible for payment of the Non-U.S. Subadvisers’ fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreements.

The Manager advised the Board that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” of the Management Agreement or the Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of such Agreement and would not be deemed a material amendment of the Management Agreement or the Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreements under the 1940 Act. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved each of the Non-U.S. Sub-Advisory Agreements based substantially upon the authority of Western Asset to appoint subadvisers under the Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the Non-U.S. Sub-Advisory Agreements; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of the Non-U.S. Subadvisers’ activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” and, therefore, would not cause a termination of the Management Agreement or the Sub-Advisory Agreement or require Fund shareholder approval of the Non-U.S. Sub-Advisory Agreements under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management and Sub-Advisory Agreements for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and

Western Asset High Income Fund Inc.	39

Board approval of management and subadvisory agreements continued

its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreements would not affect those prior findings and that approval of each of the Non-U.S. Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve each of the Agreements. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreements and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates, including the Non-U.S. Subadvisers, were present.

40	Western Asset High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on April 28, 2009, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Carol L. Colman	4,217,898.89	122,536.47
Paolo M. Cucchi	4,214,715.93	125,719.43
R. Jay Gerken	4,215,032.93	125,402.43

At June 30, 2009, in addition to Carol L. Colman, Paolo M. Cucchi and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Western Asset High Income Fund Inc.	41

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will

42	Western Asset High Income Fund Inc.

cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Western Asset High Income Fund Inc.	43

Dividend reinvestment plan (unaudited) continued

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

44	Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman	Western Asset Management Company Limited
William R. Hutchinson	Western Asset Management Company Pte. Ltd. in Singapore
Riordan Roett
Jeswald W. Salacuse
Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak
Chief Financial Officer and Treasurer	Transfer agent
American Stock Transfer & Trust Company
Ted P. Becker	59 Maiden Lane
Chief Compliance Officer	New York, New York 10038

Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	KPMG LLP
345 Park Avenue
Thomas C. Mandia	New York, New York 10154
Assistant Secretary
Legal counsel
Steven Frank	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
HIF
Western Asset High Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset High Income Fund Inc.

WESTERN ASSET HIGH INCOME FUND INC. 55 Water Street New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010084 8/09 SR09-878

ITEM 2.                                                   CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)          (1)  Not Applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	September 2, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	September 2, 2009